UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2015

INFORMATICA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25871	77-0333710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Seaport Boulevard

Redwood City, California 94063

(Address of Principal Executive Offices and Zip Code)

(650) 385-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On August 6, 2015, pursuant to the terms of an Agreement and Plan of Merger (as may be amended, supplement or modified, the “Agreement”), dated as of April 6, 2015, by and among Ithaca Holdco 2 LLC, a Delaware limited liability company (f/k/a Italics Inc., “Newco”), Ithaca Merger Sub LLC, a Delaware limited liability company (f/k/a Italics Merger Sub Inc.) and wholly-owned subsidiary of Newco (“Merger Sub”) and Informatica Corporation, a Delaware corporation (the “Company”), Merger Sub was merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Newco. As of the effective time of the Merger (the “Effective Time”), the Company became wholly-owned by Newco.  Capitalized terms not defined herein have the meanings ascribed to them in the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Form 8-K filed April 7, 2015.

Item 1.01.    Entry into a Material Definitive Agreement.

7.125% Senior Notes due 2023

In connection with the Merger, Merger Sub issued an aggregate principal amount of $650,000,000 of its 7.125% Senior Notes due 2023 (the “Notes”), pursuant to the terms and conditions of an indenture dated as of June 16, 2015 (the “Initial Indenture”) between Merger Sub and Deutsche Bank Trust Company Americas, as the Trustee (the “Trustee). In connection with the closing of the Merger, pursuant to a supplemental indenture dated as of August 6, 2015 (the “Supplemental Indenture,” and together with the Initial Indenture, the “Indenture”) among the Company, the guarantors party thereto and the Trustee, the Company assumed all of Merger Sub’s obligations under the Notes and the Initial Indenture.

The Notes are, and will be, fully and unconditionally guaranteed, joint and severally, on a senior unsecured basis by each of the Company’s subsidiaries and parent entities that guarantee the new credit facilities or certain other indebtedness.

The Notes are general unsecured obligations of the Company and rank pari passu in right of payment with all existing and future indebtedness of the Company, other than its subordinated obligations. The Notes bear interest from June 16, 2015 at an annual rate of 7.125% per annum, payable semi-annually on each January 15 and July 15, commencing on January 15, 2016. The Notes will mature on July 15, 2023. The Indenture includes customary covenants and events of default.

Credit Agreement

On August 6, 2015, in connection with the closing of the Merger, the Company entered into new credit facilities with a syndicate of financial institutions led by Bank of America, N.A., as administrative agent and collateral agent (the “Agent”). The new credit facilities consist of a $1,710.0 million dollar term loan facility and a €250.0 million euro term loan facility, each maturing August 6, 2022 and a $150.0 million revolving facility that matures August 6, 2020. Certain subsidiaries and parent entities of the Company guarantee the new credit facilities. All obligations under the new credit facilities and the related guarantees are secured by a perfected first priority lien or security interest in substantially all of the Company’s and the guarantors’ tangible and intangible assets.

The new credit facilities also provide for a swingline subfacility of $15.0 million, a letter of credit facility of $30.0 million and an uncommitted incremental facility in an amount not to exceed the sum of all voluntary prepayments under the new credit facilities, subject to certain exceptions, plus an amount which does not cause the total net first lien leverage ratio to exceed 5.00 to 1.00, subject to certain conditions. The term loan and revolver borrowings bear interest at a rate per annum equal to an applicable margin, plus, at the Company’s option, either (a) a base rate, (b) a LIBOR rate for the applicable currency and (c) solely with respect to loans under the revolving facility denominated in an alternative currency, an alternate currency rate, subject to interest rate floors for the term loan facilities. In addition to paying interest on outstanding principal under the revolving facility, the Company is required to pay customary commitment and letter of credit fees. The new credit facilities also include customary repayment and prepayment provisions.

The new credit facilities contain customary affirmative and negative covenants and events of default, and the new revolving facility contains a maximum total first lien net leverage ratio, which will be tested quarterly if outstanding revolving loans, swingline loans and letters of credit (in excess of $10 million) exceed 30% of the total commitments under the revolving facility on the last day of any quarter.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 3.03, 5.01 and 5.03 is incorporated herein by reference.

At the Effective Time, each share (a “Share”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”) issued and outstanding immediately prior to the Effective Time (other than the Carry-Forward Share, Cancelled Shares and Dissenting Shares) was converted into the right to receive $48.75 in cash, without interest (the “Merger Consideration”), less any applicable withholding taxes, whereupon all such shares were automatically canceled upon the conversion thereof and ceased to exist.

Each stock option outstanding immediately prior to the Effective Time, whether vested or unvested, was converted into the right to receive cash (without interest and net of applicable withholding taxes) in an amount equal to the product of (a) Merger Consideration, minus the applicable exercise price per share of the option, and (b) the number of shares of Common Stock issuable upon exercise of the option, provided that, if the exercise price per share of any such option was equal to or greater than the Merger Consideration, such option was cancelled without any cash payment or other consideration being made in respect thereof. The payment of all Merger Consideration for such options will be subject to withholding for all required taxes.

Each Vested RSU was cancelled and converted into a right to receive, an amount in cash, without interest, equal to the product of (x) the Merger Consideration multiplied by (y) the total number of Shares subject to such Vested RSUs.  The payment of Merger Consideration for such Vested RSUs will be subject to withholding (pursuant to net share issuance and withholding) for all required taxes.

Each award covering any Rollover RSUs was assumed and converted into a right to receive an amount in cash, without interest, equal to the product of (x) the Merger Consideration multiplied by (y) the total number of Shares subject to such Rollover RSUs.  The Merger Consideration paid for such Rollover RSUs, subject to the holder’s continued employment with Newco or its affiliates (including the Surviving Corporation) through each vesting date underlying the applicable award accelerated by twelve months (the “Adjusted Vesting Date”), vest on the applicable Adjusted Vesting Date and the vested portion of the such award will be paid to the holder of such award in accordance with the terms of the applicable plan and/or applicable agreements governing the Rollover RSU. The awards will otherwise retain the same terms and conditions as contained in the original Rollover RSU.

With respect to PSUs that were outstanding as of immediately prior to the Effective Time, the number of Shares subject to the applicable PSU were determined as follows: (x) if the performance period had already been completed, the number of Shares subject to the applicable PSU were based on actual performance during the completed performance period or (y) if the applicable performance period had not been completed, all performance goals were deemed achieved at one hundred percent (100%) of the applicable target levels, provided that if the applicable plan and/or any applicable agreements governing the PSUs specified that a greater number of Shares subject to the PSUs otherwise would vest on or prior to the Effective Time, then the terms of the applicable plan and/or any applicable agreements governing such PSU controlled.  PSUs outstanding as of the Effective Time will vest and settle as set forth below.

Each Vested PSU was cancelled and converted into, and became a right to receive, an amount in cash, without interest, equal to the product of (x) the Merger Consideration multiplied by (y) the total number of Shares subject to such PSUs.  The Merger Consideration paid for such Vested PSUs will be subject to withholding (pursuant to net share issuance and withholding) for all required taxes.

Each Rollover PSU was assumed and converted into a right to receive an amount in cash, without interest, equal to the product of (x) the Merger Consideration multiplied by (y) the total number of Shares subject to such Rollover PSU.  Such cash amounts, subject to the holder’s continued employment with Newco or its affiliates (including the Surviving Corporation) through the applicable Adjusted Vesting Dates relating to the underlying Rollover PSU, will vest on the applicable Adjusted Vesting Dates and the vested portion of such cash amounts will be paid to the holder of such Rollover PSU in accordance with the terms of the applicable plan and/or applicable agreements governing the Rollover PSU.  The awards will otherwise retain the same terms and conditions as contained in the original Rollover PSU.

The foregoing summary is not complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 2.1 to the Company’s Form 8-K filed April 7, 2015 and is incorporated herein by reference.

Item 2.03.      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

On August 6, 2015, in connection with the completion of the Merger, the Company notified The NASDAQ Global Select Market (“NASDAQ”) of the completion of the Merger, and requested that trading in the Common Stock be suspended and that the Common Stock be withdrawn from listing on NASDAQ. The Company also requested that NASDAQ file a delisting application on Form 25 with the Securities and Exchange Commission (the “SEC”) to report the delisting of the Common Stock from NASDAQ. The Common Stock will cease to trade on the NASDAQ at the close of trading on August 6, 2015.   By operation of law, the delisting will be effective 10 days following the filing of the Form 25.

The Company intends to file with the SEC a certification and notice of termination on Form 15 with respect to the Common Stock, requesting that the Common Stock be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Company with respect to the Common Stock under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.   Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

As a result of the Merger, each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than certain excluded shares and Dissenting Shares) was automatically canceled and ceased to exist, and was converted into the right to receive the Merger Consideration, less any applicable withholding taxes. Accordingly, at the Effective Time, the Company’s stockholders immediately before the Effective Time ceased to have any rights in the Company as stockholders, other than their right to receive the Merger Consideration or, with respect to stockholders holding Dissenting Shares, appraisal rights.

Item 5.01.    Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

In connection with the Merger and at the Effective Time, a change of control of the Company occurred and the Company became a wholly-owned subsidiary of Newco.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

Effective upon completion of the Merger, the following persons, who were the directors of Merger Sub, became directors of the Company: Erik Levy, Gil Nayot, Dipan Patel, Brian Ruder. As a result of the Merger, Sohaib Abbasi, Mark A. Bertelsen, Amy Chang, Mark Garrett, Gerald Held, Hilarie Koplow-McAdams, Charles J. Robel, A. Brooke Seawell, and Geoffrey W. Squire are no longer directors of the Company.

The following executive officers of the Company immediately prior to the effective time of the Merger will continue to be executive officers of the Company: Michael Berry, Anil Chakravarthy, Charles Race, and Jo Stoner.  Immediately following the Merger, the Company announced that Sohaib Abbasi, Earl Fry, Margaret Breya, and Ivan Chong were not continuing as executive officers of the Company.  Mr. Abbasi will become chairman of the board of Ithaca Holdco Inc., a parent company of Newco.

The Company also announced the appointment of Mr. Chakravarthy as acting chief executive officer of the Company, effective immediately.  Mr. Chakravarthy, 47, joined the Company in September 2013 as our executive vice president and chief product officer. Prior to joining the Company, Mr. Chakravarthy held various positions at Symantec Corporation from May 2004 to September 2013, most recently as Executive Vice President of Information Security. Prior to Symantec, Mr. Chakravarthy also led product management for enterprise security services at VeriSign from December 2001 to May 2004.  Mr. Chakravarthy received a Bachelor of Technology in Computer Science and Engineering from the Institute of Technology, Varanasi, India, and received his M.S. and Ph.D. from the Massachusetts Institute of Technology.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

In connection with the consummation of the Merger, the Company’s Certificate of Incorporation and Bylaws were amended, effective August 6, 2015. Copies of the Company’s Amended Certificate of Incorporation and Bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this report and are incorporated herein by reference.  Immediately following the Effective Time, the Company will convert to a Delaware limited liability company.

Item 8.01.    Other Events.

On August 6, 2015, the Company issued a press release announcing the completion of the Merger. A copy of that press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of April 6, 2015, by and among Ithaca Holdco 2 LLC (f/k/a Italics Inc.), Ithaca Merger Sub LLC (f/k/a Italics Merger Sub Inc.), and Informatica Corporation (incorporated by reference to Exhibit 2.1 of Informatica Corporation’s Current Report on Form 8-K filed on April 7, 2015).

3.1	Amended and Restated Certificate of Incorporation of Informatica Corporation

3.2	Amended and Restated Bylaws of Informatica Corporation

99.1	Press Release, dated August 6, 2015, announcing the closing of the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 6, 2015	INFORMATICA CORPORATION.

	By:	/s/ Michael Berry
Michael Berry
EVP and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of April 6, 2015, by and among Ithaca Holdco 2 LLC (f/k/a Italics Inc.), Ithaca Merger Sub LLC (f/k/a Italics Merger Sub Inc.), and Informatica Corporation (incorporated by reference to Exhibit 2.1 of Informatica Corporation’s Current Report on Form 8-K filed on April 7, 2015.)

3.1	Amended and Restated Certificate of Incorporation of Informatica Corporation.

3.2	Amended and Restated Bylaws of Informatica Corporation.

99.1	Press Release, dated August 6, 2015, announcing the closing of the Merger.